                                                                     EXHIBIT 3.1

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             NOVELLUS SYSTEMS, INC.
                           (A CALIFORNIA CORPORATION)

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                                TABLE OF CONTENTS
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ARTICLE I OFFICERS............................................................................................      1

                         Section 1.1        Principal Office..................................................      1
                         Section 1.2        Other Offices.....................................................      1
ARTICLE II DIRECTORS..........................................................................................      1

                         Section 2.1        Exercise of Corporate Powers......................................      1
                         Section 2.2        Number............................................................      1
                         Section 2.3        Need Not Be Shareholders..........................................      1
                         Section 2.4        Compensation......................................................      1
                         Section 2.5        Election and Term of Office.......................................      2
                         Section 2.6        Vacancies.........................................................      2
                         Section 2.7        Removal...........................................................      2
                                            2.7.1         General Rule........................................      2
                                            2.7.2         Supermajority Vote Required.........................      2
                                            2.7.3         Class Vote..........................................      3
                                            2.7.4         Effect of Reduction of Size of Board................      3
                         Section 2.8        Meetings of Directors.............................................      3
                                            2.8.1         Place of Meetings...................................      3
                                            2.8.2         Regular Meetings....................................      3
                                            2.8.3         Special Meetings....................................      3
                                            2.8.4         Notice of Meetings..................................      3
                                            2.8.5         Quorum..............................................      3
                                            2.8.6         Adjourned Meetings..................................      4
                                            2.8.7         Waiver of Notice and Consent........................      4
                                            2.8.8         Action Without a Meeting............................      4
                                            2.8.9         Conference Telephone Meetings.......................      4
                                            2.8.10        Meetings of Committees..............................      4
ARTICLE III OFFICERS..........................................................................................      4

                         Section 3.1        Election and Qualifications.......................................      4
                         Section 3.2        Term of Office and Compensation...................................      5
                         Section 3.3        Removal and Vacancies.............................................      5
ARTICLE IV CHAIRMAN OF THE BOARD..............................................................................      5

ARTICLE V PRESIDENT...........................................................................................      5

                         Section 5.1        Powers and Duties.................................................      5
                         Section 5.2        President Pro Tem.................................................      6
ARTICLE VI VICE PRESIDENT.....................................................................................      6

ARTICLE VII SECRETARY.........................................................................................      6

ARTICLE VIII CHIEF FINANCIAL OFFICER..........................................................................      7

ARTICLE IX COMMITTEES OF THE BOARD............................................................................      8
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                         Section 9.1        Appointment and Procedure.........................................      8
                         Section 9.2        Powers............................................................      8
                         Section 9.3        Executive Committee...............................................      9
ARTICLE X MEETINGS OF SHAREHOLDERS............................................................................      9

                         Section 10.1       Place of Meetings.................................................      9
                         Section 10.2       Time of Annual Meetings...........................................      9
                         Section 10.3       Special Meetings..................................................      9
                         Section 10.4       Notice of Meetings................................................      9
                         Section 10.5       Delivery of Notice................................................     10
                         Section 10.6       Adjourned Meetings................................................     11
                         Section 10.7       Consent to Shareholders' Meeting..................................     11
                         Section 10.8       Notice of Business to be Transacted in Certain Cases..............     11
                         Section 10.9       Quorum; Vote Required.............................................     12
                                            10.9.1        Quorum Required.....................................     12
                                            10.9.2        Continuation of Business Despite Lack of Quorum.....     12
                                            10.9.3        No Votes Without Quorum.............................     12
                         Section 10.10      Actions Without Meeting...........................................     12
                                            10.10.1       Majority Consent....................................     12
                                            10.10.2       Notice to Nonconsenting Shareholders................     12
                         Section 10.11      Revocation of Consent.............................................     13
                         Section 10.12      Voting Rights.....................................................     13
                         Section 10.13      Determination of Holders of Record................................     13
                                            10.13.1       Record Date.........................................     13
                                            10.13.2       Absence of Determination By Board...................     13
                                            10.13.3       Adjournments........................................     13
                                            10.13.4       Effect of Post Record Date Transfers................     14
                         Section 10.14      Elections for Directors...........................................     14
                                            10.14.1       Right to Cumulate...................................     14
                                            10.14.2       Procedure for Cumulating Votes......................     14
                                            10.14.3       Directors Elected...................................     14
                                            10.14.4       Ballot Optional.....................................     14
                         Section 10.15      Proxies...........................................................     14
                                            10.15.1       Proxies Authorized..................................     14
                                            10.15.2       Term of Proxy.......................................     15
                                            10.15.3       Death of Proxy Maker................................     15
                         Section 10.16      Inspectors of Election............................................     15
                                            10.16.1       Appointment.........................................     15
                                            10.16.2       Duties..............................................     15
                                            10.16.3       Good Faith; Acts....................................     15
ARTICLE XI SUNDRY PROVISIONS..................................................................................     16

                         Section 11.1       Shares Held by the Corporation....................................     16
                         Section 11.2       Certificates of Stock.............................................     16
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                         Section 11.3       Lost Certificates.................................................     16
                         Section 11.4       Certification and Inspection of Bylaws............................     16
                         Section 11.5       Notices...........................................................     16
                         Section 11.6       Reports to Shareholders...........................................     17
                         Section 11.7       Indemnification of Directors, Officers, and Employees.............     17
                                            11.7.1        "Agent..............................................     17
                                            11.7.2        Indemnification For Third Party Claims..............     17
                                            11.7.3        Indemnification for Claims by the Corporation.......     17
                                            11.7.4        Indemnification For Successful Defense..............     18
                                            11.7.5        Determination Required to Permit Indemnification....     18
                                            11.7.6        Advances of Expenses................................     18
                                            11.7.7        Prohibition of Nonconforming Arrangements...........     18
                                            11.7.8        Prohibitions on Indemnification.....................     19
                                            11.7.9        Insurance...........................................     19
                                            11.7.10       Application of Other Laws...........................     19
                         Section 11.8       Loans to Officers.................................................     19
ARTICLE XII CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW........................................     19

                         Section 12.1       Definitions.......................................................     19
                         Section 12.2       Bylaw Provisions Additional and Supplemental to Provisions of Law.     20
                         Section 12.3       Bylaw Provisions..................................................     20
ARTICLE XIII ADOPTION, AMENDMENT, OR REPEAL OF BYLAWS.........................................................     20

                         Section 13.1       By Shareholders...................................................     20
                         Section 13.2       By the Board of Directors.........................................     20
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                                       iii

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                             NOVELLUS SYSTEMS, INC.
                           (A CALIFORNIA CORPORATION)

                                    ARTICLE I
                                    OFFICERS

         Section 1.1 Principal Office. The principal office for the transaction of the business of the corporation shall be located at 4000 North First, San Jose, California 95134. The Board of Directors is hereby granted full power and authority to change said principal office to another location within or without the State of California.

         Section 1.2 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.

                                   ARTICLE II
                                    DIRECTORS

         Section 2.1 Exercise of Corporate Powers. Except as otherwise provided by the Articles of Incorporation of the corporation or by the laws of the State of California now or hereafter in force, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation as permitted by law provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

         Section 2.2 Number. The number of directors of the corporation shall not be less than six (6) nor more than eleven (11) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this Section 2.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares. The exact number of directors may be fixed from time to time, within the limits specified in the Articles of Incorporation or in this
Section 2.2, by (i) a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors, or (ii) resolution of the Board of Directors.

         Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at eight
(8).

         Section 2.3 Need Not Be Shareholders. The directors of the corporation need not be shareholders of the corporation.

         Section 2.4 Compensation. Directors shall receive such compensation for their services as directors and such reimbursement for their expenses of attendance at meetings as may

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be determined from time to time by resolution of the Board, Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 2.5 Election and Term of Office. At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting, provided that if for any reason said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and shall continue until their respective successors have been elected and qualified or until the respective director reaches the age of sixty-eight (68) years. Upon reaching sixty-eight years of age, said director shall be allowed to complete his or her term in office but shall not be eligible to seek re-election to the Board for a subsequent term. Any director holding office on the date of this restatement of this Article II, Section 2.5 of the Corporation's Bylaws shall not thereby be disallowed from seeking re-election or re-elections to the Board until the age of seventy (70) years and to complete his or her term or terms in office.

         Section 2.6 Vacancies. A vacancy or vacancies in the Board of Directors shall exist when any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the Board or the shareholders) or otherwise. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony. A vacancy created by the removal of a director may be filled only by the approval of the shareholders. Except for a vacancy created by the removal of a director, vacancies on the Board may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled by the directors, but any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

         Section 2.7 Removal.

                  2.7.1 General Rule. Any and all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors, except as set forth in subsections 2.7.2 and 2.7.3.

                  2.7.2 Supermajority Vote Required. No director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written

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consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected;

                  2.7.3 Class Vote. When by the provisions of the Articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

                  2.7.4 Effect of Reduction of Size of Board. Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

         Section 2.8 Meetings of Directors.

                  2.8.1 Place of Meetings. Unless otherwise specified in the notice thereof, meetings (whether regular, special or adjourned) of the Board of Directors of the corporation shall be held at the principal office of the corporation for the transaction of business, as specified in accordance with
Section 1.1 hereof, which is hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any other place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board.

                  2.8.2 Regular Meetings. Regular meetings of the Board of Directors, of which no notice need be given except as required by the laws of the State of California, shall be held after the adjournment of each annual meeting of the shareholders (which meeting shall be designated the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the Board of Directors, Such regular meetings shall be held at the principal office of the corporation for the transaction of business as specified in accordance with Section 1.1 hereof or at any other place within or without the State of California which has been designated from time to time by resolution of the Board or by written consent of all members of the Board, unless notice of the place thereof be given in the same manner as for special meetings.

                  2.8.3 Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary, or any two or more of the directors.

                  2.8.4 Notice of Meetings. Except in the case of regular meetings, notice of which has been dispensed with, all meetings of the Board of Directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph, or other electronic or wireless means. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. Except as set forth in subsection 2.8.6 below, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

                  2.8.5 Quorum. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. Every act or decision done or

                                       3

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made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors except as otherwise provided by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

                  2.8.6 Adjourned Meetings. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

                  2.8.7 Waiver of Notice and Consent. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  2.8.8 Action Without a Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

                  2.8.9 Conference Telephone Meetings. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at such meeting.

                  2.8.10 Meetings of Committees. The provisions of this Section apply also to committees of the Board and action by such committees, with such changes in points of detail as may be necessary,

                                   ARTICLE III
                                    OFFICERS

         Section 3.1 Election and Qualifications. The officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary, and a Chief Financial Officer who shall be chosen by the Board of Directors and such other officers, including a Chairman of the Board, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any Vice President, Assistant Treasurer, or Assistant Secretary may exercise any of the powers of the President, the Chief Financial Officer, or the Secretary, respectively, as directed by the Board of Directors, and shall perform such other duties as are imposed upon such officer by the Bylaws or the Board of Directors.

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

         Section 3.2 Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

         Section 3.3 Removal and Vacancies. Any officer of the corporation may be removed at the pleasure of the Board of Directors at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the Board of Directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

                                   ARTICLE IV
                              CHAIRMAN OF THE BOARD

         The powers and duties of the Chairman of the Board of Directors, if there be one, are:

                  (a) To act as the chief executive officer of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction, and control of the business and affairs of the corporation, except when by law the signature of the President is required and such office is not held by the Chairman of the Board.

                  (b)      To preside at all meetings of the Board of Directors.

                  (c)      To preside at all meetings of the shareholders.

                  (d) To call meetings of the shareholders and also of the Board of Directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the Chairman of the Board shall deem proper.

                  (e) Subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents, and employees of the corporation.

         The Chairman of the Board shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

                                    ARTICLE V
                                    PRESIDENT

         Section 5.1 Powers and Duties. The President shall have the following powers and duties in the absence of the Chairman of the Board of Directors, or if there be none:

                  (a) To act as the chief executive officer of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction, and control of the business and affairs of the corporation.

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                  (b)      To preside at all meetings of the Board of Directors.

                  (c)      To preside at all meetings of the shareholders.

                  (d) To call meetings of the shareholders and also of the Board of Directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the President shall deem proper.

                  (e) Subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents, and employees of the corporation.

         The President shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe or as required by law.

         Section 5.2 President Pro Tem. If neither the Chairman of the Board, the President, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.

                                   ARTICLE VI
                                 VICE PRESIDENT

         In case of the absence, disability, or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all the powers and perform all the duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be fixed by the Board of Directors. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                   ARTICLE VII
                                    SECRETARY

         The powers and duties of the Secretary are:

                  (a) To keep a book of minutes at the principal office of the corporation, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

                  (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

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

                  (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

                  (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agent of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents,

                  (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agent of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 11.2 hereof.

                  (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal, or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President, a Vice President, any person thereunto authorized by either of them, the Board of Directors, or the holders of a majority of the outstanding shares of the corporation.

                  (g) Generally to do and perform all such duties as pertain to the office of Secretary and as may be required by the Board of Directors,

                                  ARTICLE VIII
                             CHIEF FINANCIAL OFFICER

         The powers and duties of the Chief Financial Officer are:

                  (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains,, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director,

                  (b) To have the custody of all funds, securities evidences of indebtedness, and other valuable documents of the corporation, and, at the Chief Financial

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

Officer's discretion, to cause any or all thereof to be deposited for the account of the corporation with such depositary as may be designated from time to time by the Board of Directors,

                  (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the corporation.

                  (d) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

                  (e) To render to the President and the Board of Directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

                  (f) Generally to do and perform all such duties as pertain to the office of Chief Financial Officer and as may be required by the Board of Directors,

                                   ARTICLE IX
                             COMMITTEES OF THE BOARD

         Section 9.1 Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of at least two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.

         Section 9.2 Powers. Any committee appointed by the Board of Directors, to the extent provided in the resolution of the Board or in these Bylaws, shall have all the authority of the Board except with respect to:

                  (a) the approval of any action which requires the approval or vote of the shareholders;

                  (b) the filling of vacancies on the Board or on any committee;

                  (c) the fixing of compensation of the directors for serving on the Board or on any committee;

                  (d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

                  (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

                  (f) a distribution as defined at Section 166 of the California Corporations Code, except at a rate or in a periodic amount or within a price range set forth in the Articles of Incorporation or determined by the Board;

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

                  (g) the appointment of other committees of the Board or the members thereof.

         Section 9.3 Executive Committee. In the event that the Board of Directors appoints an Executive Committee, such Executive Committee, in all cases in which specific directions to the contrary shall not have been given by the Board of Directors, shall have and may exercise, during the intervals between the meetings of the Board of Directors, all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation (except as provided in Section 9.2 hereof) in such manner as the Executive Committee may deem best for the interests of the corporation.

                                    ARTICLE X
                            MEETINGS OF SHAREHOLDERS

         Section 10.1 Place of Meetings. Meetings (whether regular, special, or adjourned) of shareholders of the corporation shall be held at the principal office for the transaction of business as specified in accordance with Section
1.1 hereof, or any place within or without the State which may be designated by written consent of all the shareholders entitled to vote thereat, or which may be designated by the Board of Directors.

         Section 10.2 Time of Annual Meetings. The annual meeting of the shareholders shall be held at the hour of 10:00 o'clock in the morning on the last day in March in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day not a legal holiday, or such other time or date within fifteen months of the date of incorporation or the date of the last annual meeting of shareholders (whichever is later) as may be set by the Board of Directors.

         Section 10.3 Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than 10% of the vote at the meeting.

         Section 10.4 Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 (or, if sent by third-class mail, 30) nor more than 60 days before the day of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board of Directors for election.

         Subject to the provisions of Section 10.8 hereof any matter properly brought before an annual meeting may be presented at the meeting for such action. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to

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

be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

         Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 10.4, provided, however, that nothing in this Section 10.4 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

         The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10.4, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

         Nothing in this Section 10.4 shall affect the right of a shareholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

         Section 10.5 Delivery of Notice. Notice of a shareholders' meeting or the furnishing of any report shall be given either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons on the record date for the shareholder's meeting, notice may be sent third-class mail, or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. A verified statement of mailing of any notice or report in accordance with the provisions of this Section, executed by the secretary, assistant secretary, or any transfer agent, shall be prima facie evidence of the giving of the notice or report. If any notice or report addressed to the shareholders at the address of such shareholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at

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

such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

         Section 10.6 Adjourned Meetings. When a shareholders' meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting,

         Section 10.7 Consent to Shareholders' Meeting. The transactions of any meeting shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote not present in person or by proxy signs a written waiver of notice or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the California General Corporation Law to be included in the notice but not so included in the notice if such objection is expressly made at the meeting, Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or Bylaws, except as provided in Section 10.8.

         Section 10.8 Notice of Business to be Transacted in Certain Cases. Any shareholder approval at a meeting, other than unanimous approval by those entitled to vote, on any of the matters listed below shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice:

                  (a) a proposal to approve a contract or other transaction between a corporation and one or more of its directors, or between a corporation and any corporation, firm, or association in which one or more director has a material financial interest;

                  (b)      a proposal to amend the Articles of Incorporation;

                  (c) a proposal regarding a reorganization, mergers or consolidation involving the corporation;

                  (d)      a proposal to wind up and dissolve the corporation;

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

                  (e) a proposal to adopt a plan of distribution of the shares, obligations, or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of any preferred shares as specified in the Articles of Incorporation.

         Section 10.9 Quorum; Vote Required.

                  10.9.1 Quorum Required. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law, the Articles of Incorporation, or these Bylaws, and except as provided in subsection 10.9.2.

                  10.9.2 Continuation of Business Despite Lack of Quorum. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of the number of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                  10.9.3 No Votes Without Quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in subsection 10.9.2.

         Section 10.10 Actions Without Meeting.

                  10.10.1 Majority Consent. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notices if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that, subject to the provisions of Section 2.6, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

                  10.10.2 Notice to Nonconsenting Shareholders. Unless the consents of all shareholders entitled to vote have been solicited in writing,

                  (a) notice of any shareholder approval on matters described in subsections (a), (c), or (e) of Section 10.8 or respecting indemnification of agents of the corporation without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and

                  (b) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to

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

those shareholders entitled to vote but who have not consented in writing; the provisions of Section 10.5 shall apply to such notice.

         Section 10.11 Revocation of Consent. Any shareholder giving a written consent, or the shareholder's proxy-holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy-holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

         Section 10.12 Voting Rights. Except as provided in Section 10.14, in the Articles of Incorporation, or in any statute relating to the election of directors or to other particular matters, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

         Section 10.13 Determination of Holders of Record.

                  10.13.1 Record Date. In order that the corporation may determine the shareholders entitled to notice of any meeting, to vote, to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action.

                  10.13.2 Absence of Determination By Board. In the absence of any record date set by the Board of Directors pursuant to subsection 10.13.1 above, then:

                  (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held,

                  (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

                  (c) The record date for determining share holders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

                  10.13.3 Adjournments. A determination of shareholders of record entitled to notice of or to a vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board

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

shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

                  10.13.4 Effect of Post Record Date Transfers. Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles, these Bylaws, agreement, or applicable law.

         Section 10.14 Elections for Directors.

                  10.14.1 Right to Cumulate. Every shareholder complying with subsection 10.14.2 and normally entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

                  10.14.2 Procedure for Cumulating Votes. No shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of the votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given written notice to the chairman of the meeting at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                  10.14.3 Directors Elected. In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to elected by such shares are elected; votes against directors and votes withheld shall have no effect.

                  10.14.4 Ballot Optional. Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins.

         Section 10.15 Proxies.

                  10.15.1 Proxies Authorized. Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of the State of California shall be presumptively valid. "Proxy" means a wirtten authorization signed or an electronic transmission authorized by a shareholder or the shareholder's attorney-in-fact giving another person or persons power to vote with repsect to the shares of such shareholder. "Signed" for the purpose of this Section means the placing of the shareholder's name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A proxy may be transmitted by an oral

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

telephone transmission if it is submitted with information from which it may be determiend that the proxy was authorized by the shareholder, or his or her attorney-in-fact.

                  10.15.2 Term of Proxy. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this Section. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

                  10.15.3 Death of Proxy Maker. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

         Section 10.16 Inspectors of Election.

                  10.16.1 Appointment. In advance of any meeting of shareholders, the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed,

                  10.16.2 Duties. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies, receive votes, ballots, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count, and tabulate all votes and consents, determine when the polls shall close, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                  10.16.3 Good Faith; Acts. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

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

                                   ARTICLE XI
                                SUNDRY PROVISIONS

         Section 11.1 Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by the President or by any other officer of this corporation authorized so to do by resolution of the Board of Directors.

         Section 11.2 Certificates of Stock. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board, the President, or a Vice President and by the Chief Financial Officer, an Assistant Treasurer, the Secretary, or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificates may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

         Section 11.3 Lost Certificates. The corporation may issue a new share certificate or a new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the corporation may require the owner of the lost, stolen, or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

         Section 11.4 Certification and Inspection of Bylaws. The corporation shall keep at its principal executive office in this state, or if its principal executive office is not in this state at its principal business office in this state, the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, it shall upon the written request of any shareholder furnish to such shareholder a copy of the Bylaws as amended to date.

         Section 11.5 Notices. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

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

         Section 11.6 Reports to Shareholders. Except as may otherwise be required by law, the rendition of an annual report to the shareholders is waived so long as there are less than 100 holders of record of the shares of the corporation (determined as provided in Section 605 of the California General Corporation Law), At such time or times, if any, that the corporation has 100 or more holders of record of its shares, the Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year or within such shorter time period as may be required by applicable law, and such annual report shall contain such information and be accompanied by such other documents as may be required by applicable law.

         Section 11.7 Indemnification of Directors, Officers, and Employees.

                  11.7.1 "Agent." For the purposes of this Section, "agent" means any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation, or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification under subsection 11.7.4 or paragraph (c) of subsection 11.7.5.

                  11.7.2 Indemnification For Third Party Claims. Subject to the specific determination required by subsection 11.7.5, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

                  11.7.3 Indemnification for Claims by the Corporation. Subject to the specific determination required by subsection 11.7.5, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this subsection 11.7.3:

                  (a) In respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

                  (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                  (c) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

                  11.7.4 Indemnification For Successful Defense. To the extent that an agent of a corporation has been successful on the merits in defense of any proceeding referred to in subsection 11.7.2 or 11.7.3 or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

                  11.7.5 Determination Required to Permit Indemnification. Except as provided in subsection 11.7.4, any indemnification under this Section shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in subsection 11.7.2 or 11.7.3, by:

                  (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                  (b) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                  (c) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by the corporation.

                  11.7.6 Advances of Expenses. Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Section.

                  11.7.7 Prohibition of Nonconforming Arrangements. No provision made by the corporation to indemnify its or its subsidiary's directors or officers for the defense of any proceeding, whether contained in a resolution of shareholders or directors, an agreement, or

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

otherwise, shall be valid unless consistent with this Section, Nothing contained in this Section shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

                  11.7.8 Prohibitions on Indemnification. No indemnification or advance shall be made under this Section, except as provided in subsection
11.7.4 or paragraph (c) of subsection 11.7.5, in any circumstance where it appears:

                  (a) That it would be inconsistent with a provision of the Articles, Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                  11.7.9 Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Section.

                  11.7.10 Application of Other Laws. Nothing in this Section shall restrict the power of the corporation to indemnify its agents under any provision of law from time to time applicable to the corporation, nor shall anything in this Section authorize the corporation to indemnify its agents in situations prohibited by law.

         Section 11.8 Loans to Officers. The Board may approve loans of money or property to, and guaranties of the obligations of, officers of the corporation, and may adopt employee benefit plans authorizing such loans and guaranties to officers of the corporation, without the approval of the shareholders of the corporation, provided that:

                  (a) the corporation has outstanding shares held of record by more than 100 persons;

                  (b) the vote of any interested director or directors is not counted; and

                  (c) the Board determines that such loan, guaranty, or plan may reasonably be expected to benefit the corporation.

                                  ARTICLE XII
                             CONSTRUCTION OF BYLAWS
                       WITH REFERENCE TO PROVISIONS OF LAW

         Section 12.1 Definitions. Unless defined otherwise in these Bylaws or unless the context otherwise requires, terms used herein shall have the same meaning, if any, ascribed thereto in the California General Corporation Law, as amended from time to time.

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

         Section 12.2 Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements, and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         Section 12.3 Bylaw Provisions. Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, paragraph, subparagraph, sentence, clause, or phrase of these Bylaws which upon being construed in the manner provided in Section 12.2 hereof shall be contrary to or inconsistent with any applicable provision of law shall not apply so long as said provision of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subsection, sentence, clause, or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subsections, sentences, clauses, or phrases is or are illegal.

                                  ARTICLE XIII
                    ADOPTION, AMENDMENT, OR REPEAL OF BYLAWS

         Section 13.1 By Shareholders. Bylaws may be adopted, amended, or repealed by the approval of the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote.

         Section 13.2 By the Board of Directors. Subject to the right of shareholders to adopt, amend, or repeal Bylaws, Bylaws other than a Bylaw or amendment thereof changing the authorized number of directors or any provision of this Article XIII may be adopted, amended, or repealed by the Board of Directors. A Bylaw adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend, or repeal any or all Bylaws.

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